DIGITAL ASSETS LOAN RECEIVABLE AND DIGITAL ASSETS BORROWED Q - Digital Assets Loan Receivable, Net of Allowance (Details) - Crypto Assets Loans Receivable - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024
Financing Receivable, Allowance for Credit Loss [Line Items]
Digital asset loans receivable	$ 1,299,845	$ 579,954
Less: Allowance for credit losses	(176)	(424)
Digital asset loans receivable, net	$ 1,299,669	$ 579,530